SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                  ____________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)      6/16/04
                                                  ------------------------------


                            Freedom Bancshares, Inc.
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             (Exact Name of Registrant as Specified in its Charter)

          Georgia                     333-102971                 06-1671382
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(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
    of Incorporation)                                        Identification No.)


                               3165 Maysville Road
                            Commerce, Georgia  30529
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                    (Address of Principal Executive Offices)

Registrant's telephone number, including area code       (706) 423-2500
                                                   -----------------------------


                                      N/A
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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     On June 16, 2004, Freedom Bancshares, Inc. (the "Company") dismissed Francis & Co., CPAs as its independent accountants and engaged Nichols Cauley & Associates LLC as its independent accountants.

     Prior to the dismissal, the Company did not consult with Nichols Cauley & Associates LLC regarding the application of accounting principles to a specific completed or contemplated transaction or any matter that was either the subject of a disagreement or a reportable event. The Company also did not consult with Nichols Cauley & Associates LLC regarding the type of audit opinion that might be rendered on the Company's consolidated financial statements.

     The reports of Francis & Co., CPAs on the Company's financial statements for the fiscal years ended December 31, 2003 and 2002 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. In connection with its audits for the fiscal years ended December 31, 2003 and 2002 and during the subsequent interim period preceding the Company's dismissal of Francis & Co., CPAs, there have been no disagreements with Francis & Co., CPAs on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure that, if not resolved to the satisfaction of Francis & Co., CPAs, would have caused such firm to make reference to the subject matter of the disagreement(s) in connection with its reports.

     The Company's Audit Committee participated in and approved the decision to change the Company's independent accountants.

     The Company has requested that Francis & Co., CPAs furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated June 18, 2004, is filed as Exhibit 16 to this Form 8-K.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

   c.     Exhibits

          16. Letter from Francis & Co., CPAs regarding change in certifying accountant, dated June 18, 2004.


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       FREEDOM BANCSHARES, INC.


Date:  June 25, 2004                   By: /s/  Clyde  A.  McArthur
                                          ---------------------------
                                          Clyde  A.  McArthur
                                          Chief  Financial  Officer


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                                  EXHIBIT INDEX

EXHIBIT
NUMBER          DESCRIPTION


Exhibit 16      Letter from Francis & Co., CPAs dated June 18, 2004.


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